UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

Avita Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 22, 2022, AVITA Medical, Inc. (“the Company”) issued an ASX News Release announcing that it is aware of changes to its substantial holders that were previously disclosed to the market. To the best of the Company’s knowledge, Redmile Group, LLC ceased to be a substantial holder of the Company within the meaning of section 671B of the Corporations Act 2001 (Cth), per the below details.

Name	Previous number of equity securities in which the shareholder had a relevant interest(2) as disclosed to ASX	Previous % of voting power	Current number of equity securities in which the shareholder has a relevant interest(2)	Current % of voting power
Redmile Group, LLC(1)	1,346,217 shares of common stock in the Company	5.40%	Nil	Nil

(1)

Redmile Group, LLC has previously advised that the equity securities held by it in the Company are comprised of equity securities in the Company that are owned by certain private investment vehicles and / or separately managed accounts managed by Redmile Group, LLC, which equity securities may be deemed to be beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and / or separately managed accounts. The Company is not able to confirm whether this is still the case.

(2)	To the best of the Company’s knowledge.

A copy of the ASX News Release is attached hereto as Exhibit 99.1.

The information under this Item 8.01 and in Item 9.01 below are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Substantial Holder Notice

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2022

AVITA MEDICAL, INC.

	By:	/s/ Donna Shiroma
	Name:	Donna Shiroma
	Title:	General Counsel